Smart-tek Communications Inc.

Financial Statements

December 31, 2004 and 2003

Contents

Page

Report of Independent Registered Public Accounting Firm

1

Balance Sheets

2

Statements of Operations

3

Statements of Changes in Shareholder’s Deficiency

4

Statements of Cash Flows

5

Notes to the Financial Statements

6 - 15

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Smart-tek Communications Inc.

We have audited the accompanying balance sheets of Smart-tek Communications Inc. (the “Company”) as of December 31, 2004 and 2003, and the related statements of operations, changes in shareholder’s deficiency and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smart-tek Communications Inc. as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Weinberg & Company, P.A.

Boca Raton, Florida

July 26, 2005

Smart-tek Communications Inc.

Balance Sheets

As at December 31, 2004 and 2003

2004

2003

Assets

Current assets

Accounts receivable

$

215,787

$

214,915

Contract retention receivable

57,317

52,488

Cost of uncompleted contracts in excess of billings

8,572

5,544

Prepaid expenses and deposits

1,328

1,236

Total current assets

283,004

274,183

Equipment, net of accumulated depreciation of $34,985

and $ 30,029, respectively

8,505

10,472

$

291,509

$

284,655

Liabilities

Current liabilities

Bank overdraft

$      109,483

$

        160,290

Accounts payable and accrued liabilities

167,908

151,272

Bonus payable

207,463

-

Billings on uncompleted contracts

   in excess of costs and estimated revenues

69,807

173,321

Deferred revenue

7,141

9,325

Corporate income taxes payable

-

              4,393

Current portion of obligations under capital leases

941

769

Current portion of related party debt

40,052

55,792

Total current liabilities

602,795

555,162

Obligations under capital leases

701

1,528

Related party debt

169,389

174,729

Total liabilities

772,885

731,419

Shareholder’s Deficiency

Common stock:

Class A shares, no par value, 10,000 shares authorized,

1 share issued and outstanding

1

1

Accumulated other comprehensive loss

(60,851)

(27,766)

Accumulated deficit

(420,526)

(418,999)

(481,376)

(446,764)

$

291,509

$

284,655

See accompanying notes to the financial statements.

Smart-tek Communications Inc.

Statements of Operations

For the years ended December 31, 2004 and 2003

2004

2003

Revenue

Contract revenue

$

1,708,086

$

1,021,943

Services revenue

107,379

111,581

Other revenue

4,187

4,427

Total revenue

1,819,652

1,137,951

Cost of service delivery

         1,360,759

          933,166

Gross profit

            458,893

          204,785

Selling, general and administrative expenses

Management fees

314,657

105,748

Facilities expense

48,440

36,260

Travel and transportation expense

42,261

38,250

Professional fees

7,790

4,608

Advertising and marketing expense

6,406

545

Bad debt expense

6,375

986

Insurance

9,204

6,861

Depreciation and amortization expense

2,534

2,873

Other operating expenses

1,073

1,130

438,740

197,261

Operating income

20,153

7,524

Other expenses

Interest expense

           (21,680)

         (27,255)

Net loss before income taxes

(1,527)

(19,731)

Income taxes                                                                                         -

 4,051

Net loss

$

(1,527)

$

(23,782)

Currency translation adjustment

(33,085)

(78,505)

Comprehensive loss

$

(34,612)

$

(102,287)

See accompanying notes to the financial statements.

Smart-tek Communications Inc.

Statements of Changes in Shareholder’s Deficiency

For the years ended December 31, 2004 and 2003

                                                                                                                               Accumulated other

Common

   Accumulated

 Comprehensive

Shares    Amount

Deficit

                                  income (loss)

Total

Balance – December 31, 2002

1      $      1

$(395,217)

$

50,739          $(344,477)

Comprehensive income:

Net loss

 -

 -

 (23,782)

-

(23,782)

Currency translation adjustment           -                -                           -                              (78,505)              (78,505)

Balance – December 31, 2003

1

1

(418,999)

(27,766)

(446,764)

Comprehensive income:

Net loss

 -

 -

(1,527)

-

 (1,527)

Currency translation adjustment            -              -                            -                               (33,085)               (33,085)

Balance – December 31, 2004                  1     $      1             $(420,526)                  $           (60,851)           $(481,376)

See accompanying notes to the financial statements.

Smart-tek Communications Inc.

Statements of Cash Flows

For the Years Ended December 31, 2004 and 2003

2004

2003

Operating activities

Net income (loss) from operations

$

(1,527)

$

(23,782)

Adjustments to reconcile net loss to net cash provided

by operations

Depreciation and amortization

2,534

2,873

Changes in operating assets and liabilities

Accounts receivable

14,984

(76,879)

Contract retention receivable

               (956)

(9,986)

Costs of uncompleted contracts in excess of billings

(2,619)

(5,544)

Prepaid expenses and deposits

-

129

Accounts payable and accrued liabilities

5,477

(5,927)

Bonus payable

207,463

-

Billings on uncompleted contracts in excess of costs and
            estimated revenues                                                                                        (116,302)

            136,504

Deferred revenue

(2,872)

9,325

Income taxes payable

(4,718)

4,393

Net cash provided by operating activities

101,464

31,106

Financing activities

Reduction of bank overdraft

(62,633)

(14,541)

Repayment of capital lease

(825)

(263)

Repayment of long-term debt

(17,932)

(13,403)

Repayment of related party loan

(20,155)

(1,135)

Net cash used in financing activities

(101,545)

   (29,342)

Effects of exchange rates on cash                                                                                81                            (1,764)

Net increase (decrease) in cash and cash equivalents

-

-

Cash and cash equivalents, beginning of year                                                                      -                                      -

Cash and cash equivalents, end of year

$                      -                  $                  -

Supplemental cash flow information

Interest paid

$

21,680

$

27,255

Income tax

$

$

-

Non-cash investing and financing activities

Acquisition of equipment through capital lease obligation

$

-

$

2,560

See accompanying notes to the financial statements

Smart-tek Communications Inc.

Notes to Financial Statements

December 31, 2004

1.

Summary of significant accounting policies

Nature of operations, basis of financial statement presentation

Smart-tek Communications Inc. was incorporated on October 29, 1996 in the Province of British Columbia, Canada.  The Company specializes in the design, sale, installation and service of security technology with electronic hardware and software products.  Projects range from residential and commercial developments to system upgrades and monitoring contracts.  Customers include major developers, general and electrical contractors, hospitals, Crown Corporations, law enforcement agencies and retail facilities.

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the following significant accounting policies:

Accounts Receivable

The Company reports accounts receivable at net realizable value.  The Company’s terms of sale provide the basis for when accounts become delinquent or past due.  The Company provides an allowance for doubtful accounts, when necessary, equal to the estimated uncollectible amounts. There is no allowance for doubtful accounts as of December 31, 2004 and 2003.

Equipment

Equipment, including computer equipment under capital lease agreements, is recorded at cost and depreciated using accelerated methods over the estimated useful lives of the related assets ranging from 3 to 5 years.  The Company reviews the carrying value of long-term assets to be held and used when events and circumstances warrant such a review.  If the carrying value of a long-lived asset is considered impaired, a loss is recognized based on the amount by which the carrying value exceeds the fair market value.  Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved.  The cost of normal maintenance and repairs is charged to operations as incurred.  Major overhaul that extends the useful life of existing assets is capitalized.  When equipment is retired or disposed, the costs and related accumulated depreciation are eliminated and the resulting profit or loss is recognized in income.

Financial Instruments

The Company’s financial instruments consist of accounts receivables, contract retention receivable, bank overdraft, accounts payable, accrued liabilities and related party loans. The fair value of these financial instruments approximate their carrying value due to the short maturities of these instruments, unless otherwise noted.

Interest rate risk arises on the various rates at which the Company has obtained certain long-term debt and related party loans.  However, the Company expects to repay these obligations in full either at maturity or at terms set out in the specific agreements. Consequently, risk related to fluctuations on the bank prime is minimal.  The remaining balance of long-term debt, obligations under capital lease and amount due to related parties are based on fixed terms of interest.  The Company expects to repay these amounts in full, thereby minimizing interest rate risk.

Smart-tek Communications Inc.

Notes to Financial Statements

December 31, 2004

Cash and equivalents

Cash and equivalents include investments with initial maturities of three months or less.

Income taxes

In accordance with SFAS No. 109, “Accounting for Income Taxes”, the Company uses the asset and liability method to account for income taxes, including recognition of deferred tax assets for the anticipated future tax consequences attributable to differences between financial statement amounts and their respective tax bases.  The Company reviews its deferred tax asset for recovery and a valuation allowance is established when the Company believes that it is more likely than not that some portion of its deferred tax asset will not be realized.  Changes in valuation allowances from period to period are included in the Company’s tax provision in the period of change.  The Company uses the completed-contract method to recognize revenue for income tax purposes.

Use of estimates

The preparation of these financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and related disclosures.  Specific areas, among others, requiring the application of management’s estimates and judgement includes assumptions pertaining to credit worthiness of customers, percentage of completion and related costs for contracts in progress, interest rates, useful lives of assets, future cost trends, tax strategies, and other external market and economic conditions.  Actual results could differ from estimates and assumptions made.

Revenue recognition

The Company accounts for its construction projects using the percentage of completion method, measured using the cost-to-cost method.  This method of accounting requires a calculation of job profit to be recognized in each reporting period for each contract based upon predictions of future outcomes, which include:

  Estimates of total cost to complete the contract;

  Estimates of contract schedule and completion date;

  Estimates of the percentage the contract is complete; and

  Amounts of any probable unapproved claims and change orders included in revenue

At the outset of each contract a detailed analysis of estimated cost to complete the contract is prepared.  Periodically evaluation of the estimated cost, claims, change orders and percentage of completion at the project level will be performed.  The recording of profits and losses on long-term contracts requires an estimate of the total profit and loss over the life of each contract.  This estimate requires consideration of contract revenue, change orders and claims, less cost incurred and estimated costs to complete.  Anticipated losses on contracts are recorded in full in the period in which they become evident.  Profits are recorded based upon the total estimated contract profit times the current percentage complete for the contract.

Smart-tek Communications Inc.

Notes to Financial Statements

December 31, 2004

When calculating the amount of total profit or loss on a long-term contract, unapproved claims are recorded as revenue when collection is deemed probable based upon the four criteria for recognizing unapproved claims under the American Institute of Certified Public Accountants Statement of Position 81-1 (“SOP 81-1”), “Accounting for Performance of Construction Type and Certain Production Type Contracts”.  Including probable unapproved claims in this calculation increases operating income (or reduces the operating loss) that would otherwise be recorded without consideration of the probable unapproved claims.  Probable unapproved claims are recorded to the extent of costs incurred and include no profit element.  In all cases, the probable unapproved claims included in determining contract profit or loss are less than the actual claim that will be or has been presented to the customer.  The Company is actively engaged in claims negotiations with customers and the success of the claims negotiations have a direct impact on the profit or loss recorded for any long-term contract.  Unsuccessful claims negotiations could result in decreases in estimated contract profits or additional contact losses, and successful claims negotiations could result in increases in estimated contract profits or recovery of previously recorded contract losses.

On a quarterly basis, significant contracts are reviewed.  However, there are many factors that impact future costs, including but not limited to weather, inflation, labor and community disruptions, timely availability of materials, productivity and other factors.  These factors can affect the accuracy of our estimates and materially impact our future earnings.

The Company also provides various other services to customers not covered under construction contracts such as equipment repairs.  The revenue from the provision of these types of services is recorded once the specific job is complete.

Concentration of credit risk

Credit risk arises from the potential that a counterpart will fail to perform its obligations.  The Company is exposed to credit risk related to its accounts receivable and contract retention receivable.  The Company’s receivables are comprised of a number of debtors which minimizes the concentration of credit risk.  It is management’s opinion that the Company is not exposed to significant credit risk associated with its accounts receivable and contract retention receivable.

Foreign currency translation

The functional currency of the Company is the Canadian dollar.  The Company’s financial statements are translated into United States dollars at the exchange rates in effect at the balance sheet date for assets and liabilities and at average rates for the period for revenues and expenses.  Resulting exchange differences are accumulated as a component of accumulated other comprehensive loss.

Smart-tek Communications Inc.

Notes to Financial Statements

December 31, 2004

Comprehensive (loss) income

Comprehensive income or loss encompasses net income or loss and “other comprehensive income or loss”, which includes all other non-owner transactions and events that change shareholder’s deficiency.  The Company’s other comprehensive loss reflects the effect of foreign currency translation adjustments on the translation of the financial statements from the functional currency of Canadian dollars into the reporting currency of U.S. dollars

Recent accounting pronouncements

On December 16, 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123(R), “Share-Based Payment”, which is a revision of SFAS No. 123 and supersedes APB Opinion 25. SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be valued at fair value on the date of grant, and to be expensed over the applicable vesting period. SFAS No. 123(R) becomes effective for small business issuers as of the first interim or annual reporting period of the first fiscal year beginning on or after December 15, 2005. In addition, companies must also recognize compensation expense related to any awards that are not fully vested as of the effective date. Compensation expense for the unvested awards will be measured based on the fair value of the awards previously calculated in developing the pro forma disclosures in accordance with the provisions of SFAS No. 123.

The Company has adopted SFAS No. 123 (R) during 2004.  The implementation of which did not have an effect on the Company’s consolidated financial statement presentation and disclosure.

On December 16, 2004, the FASB issued SFAS No. 153, “Exchanges of Non-monetary Assets”, which is an amendment to APB Opinion No. 29. It states that the exchanges on non-monetary assets should be measured based on the fair value of the assets exchanged. Further, SFAS No. 153 eliminates the narrow exception for non-monetary exchanges of similar productive assets and replaces it with a broader exception for exchanges of non-monetary assets that do not have “commercial substance”. SFAS No. 153 is effective for financial statements for fiscal years beginning after June 15, 2005. Earlier application is permitted for non-monetary asset exchanges incurred during fiscal years beginning after the date that this statement is issued. Management believes the adoption of this Statement will not have an effect on the consolidated financial statements.

On November 24, 2004, FASB issued SFAS No. 151, “Inventory Costs”, which is an amendment to ARB No. 43, Chapter 4. It clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). The FASB states that these costs should be expensed as incurred and not included in overhead. Further, SFAS No. 151 requires that allocation of fixed production overheads to conversion costs should be based on normal capacity of the production facilities. SFAS No. 151 is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management believes the adoption of this Statement will not have an effect on the consolidated financial statements.

Smart-tek Communications Inc.

Notes to Financial Statements

December 31, 2004

 2.

Contract Retention Receivable

Under the Builder’s Lien Act (British Columbia), for each contract or subcontract a holdback amount is retained by the customer equal to 10% of the greater of:

(a)

the value of the work or materials as they are actually provided under the contract or subcontract, and

(b)

the amount of any payment made on account of the contract or subcontract price.

On the request of a contractor or subcontractor, the payment certifier must, within 10 days after the date of the request, determine whether the contract or subcontract has been completed and, if the payment certifier determines that it has been completed, the payment certifier must issue a certificate of completion.

If a certificate of completion is issued with respect to a contract or subcontract, the holdback period expires at the end of 55 days after the certificate of completion is issued.

         As of December 31, 2004 and 2003, contract retention receivables were $57,317 and                  $52,488, respectively.

The Company provides an allowance for doubtful accounts, when necessary, equal to the estimated uncollectible amounts. There is no allowance for doubtful accounts as of December 31, 2004 and 2003.

3.

Equipment

                                                                                                 2004

                      2003

                                                           Accumulated

                      Net

                                                Accumulated

                       Net

                                           Cost

                          Depreciation

                      Book Value

                       Cost

                          Depreciation

                      Book Value

Computer equipment and

software

$

9,307

$

8,303

$

1,004

$

8,667

$

7,332    $

   1,335

Office furniture and equipment

21,947

16,880

5,067

20,439

14,540

   5,899

Computer equipment under

capital lease

12,236

9,802

2,434

11,395

8,157

   3,238

$       43,490     $          34,985   $        8,505   $       40,501    $       30,029     $     10,472

Smart-tek Communications Inc.

Notes to Financial Statements

December 31, 2004

4.

Bank Overdraft

At December 31, 2004 and 2003, bank overdrafts covered by a revolving line of credit, were $109,483 and $160,290, respectively.  The revolving line of credit with HSBC Bank Canada bears interest at the rate of prime plus 4.50% per annum, allows authorized bank overdrafts of up to $103,855 and is secured by a shareholder guarantee and property owned by a related party, the shareholder’s father.  The Company had written checks in excess of the operating line of credit in the amount of $5,628 (2003 - $56,435).

5.

Related Party Debt

2004

2003

Long-term, unsecured loan from related party,

bearing interest at 6.25%, payable in monthly

payments of principal and interest of $2,496 through

2013.  The loan is from a family member of

the shareholder.

                  $ 187,621

                  $191,430

Various related party loans, unsecured, non-interest

Bearing advances with no fixed terms of repayment,

due on demand.

           21,820

         39,091

                                                                                  209,441           230,521

less current portion                                                        40,052            55,792

                                                                 $ 169,389

           $ 174,729

At December 31, 2004, long-term related party debt was payable as follows:

Year ending

            December 31

2005

$40,052

2006

  19,372

2007

  20,583

2008

  21,869

2009

  23,236

Thereafter,

  84,329

            $209,441

Smart-tek Communications Inc.

Notes to Financial Statements

December 31, 2004

6.

Obligations under Capital Lease

The Company leases computer equipment used in its operations, which are required to be capitalized  in accordance with Statement of Financial Accounting Standards No.13

(“SFAS 13”).  SFAS 13 requires the capitalization of leases meeting certain criteria, with related assets being recorded in property, plant and equipment and an offsetting amount recorded as a liability.  The Company had $1,642 and $2,297 in total indebtedness relating to capital leases, $701 and $1,528 of which was considered long-term at December 31, 2004 and 2003, respectively.

The minimum payments remaining under capital leases are as follows at December 31, 2004:

Principal

Interest

Fiscal 2005

$   941

$ 160

Fiscal 2006

     701

     34

$1,642

$ 194

7.

Income Taxes

2004

2003

Tax at blended U.S. / Canadian statutory rates

35%

35%

Loss carryover

(35%)

(35%)

Tax recovery (expense)                                                                -                          -

At December 31, 2004, the Company had operating loss carryforwards of approximately $282,000 available to offset future taxable Canadian income, which expire through 2014.  Utilization of these carryforwards is dependent on future taxable Canadian income.  The deferred tax asset of approximately $98,700 is offset by a valuation allowance.

Smart-tek Communications Inc.

Notes to Financial Statements

December 31, 2004

8.

Common Stock

At December 31, 2004, the Company has six (6) classes of common stock authorized as follows:

Class A shares, no par value, 10,000 authorized, one (1) share issued and outstanding

Class B shares, no par value, 10,000 authorized, no shares issued and outstanding

Class C shares, no par value, 10,000 authorized, no shares issued and outstanding

Class D shares, no par value, 100,000 authorized, no shares issued and outstanding

Class E shares, no par value, 100,000 authorized, no shares issued and outstanding

Class F shares, no par value, 100,000 authorized, no shares issued and outstanding

9.

Costs and Estimated Earnings on Uncompleted Contracts

      2004

          2003

Costs incurred on uncompleted contracts                            $267,342

          $226,699

Estimated earnings                                                               79,203                     97,702

                                                                                346,545                    324,401

Less: Billings to date                                                           407,780                   492,178

                                                                             $(61,235)               $(167,777)

Included in accompanying balance sheets under the following captions:

Costs of uncompleted contracts in excess of billings            $     8,572                $    5,544

Billings on uncompleted contracts in excess of costs

and estimated revenues                                                      (69,807)                (173,321)

                                                                              $(61,235)              $(167,777)

Smart-tek Communications Inc.

Notes to Financial Statements

December 31, 2004

10.

Related Party Transactions

Management fees include $164,555 and $41,815 in 2004 and 2003, respectively, of management fees paid to the Company’s President and sole shareholder.

Interest expense includes $10,905 and $12,257 in 2004 and 2003, respectively, of interest incurred on debt due to the Company’s sole shareholder and President.

11.

Backlog

The following schedule shows a reconciliation of backlog representing the amount of revenue the Company expects to realize from work to be performed on uncompleted contracts in progress at December 31, 2004 and 2003 and from contractual agreements on which work has not yet begun.

Balance at December 31, 2003                         $       623,731

New contracts, 2004                                              1,241,551

Less: Contract revenue earned in 2004                    1,708,086

Balance, December 31, 2004                             $      157,196

In addition, between January 1, 2005 and June 30, 2005, the Company entered into additional contracts with anticipated revenues of approximately $1,414,500 (unaudited).

12

Commitments

Operating leases

The Company was committed to an operating lease for office space which expired on February 28, 2005.  Under the lease, the Company recognized expenses of $13,351 and $12,398 for the years ended December 31, 2004 and 2003, respectively.  The Company entered into a new operating lease for office space on March 1, 2005.   The minimum payments required under these leases for each of the five years subsequent to December 31, 2004 are approximately as follows:

                                        Year ending

                                       December 31

2005

    $       14,519

2006

             14,752

2007

             14,752

2008

               2,459

2009

                     -

Smart-tek Communications Inc.

Notes to Financial Statements

December 31, 2004

The Company is committed to operating leases for five company vehicles.  The Company recognized lease expenses of $15,200 and $21,226 for the years ended December 31, 2003 and 2004, respectively.  The minimum payments required under the leases for each of the five years subsequent to December 31, 2004 are approximately as follows:

                                                   Year ending

                                    December 31

2005

    $      23,659

2006

            20,544

2007

            18,918

2008

              8,065

2009

                    -

Management agreements

The Company entered into new management agreements in April 2005 for a term from April 23, 2005 to April 23, 2008.  Under the terms of the agreements, the Company is committed to pay the president and vice president annual salaries of $115,250 along with annual car allowances of $11,064.

13.

Concentrations of risk

At December 31, 2004, four significant customers accounted for 61% of trade accounts receivable and each of these customers individually accounted for more than 10% of trade accounts receivable.  At December 31, 2003, three significant customers accounted for 62% of trade accounts receivable and each of these customers individually accounted for more than 10% of trade accounts receivable.

In 2004, three significant customers accounted for 43% of revenue and each of these customers individually accounted for more than 10% of revenue.   In 2003, three significant customers accounted for 50% of revenue and each of these customers individually accounted for more than 10% of revenue.

In 2004, one significant supplier accounted for 66% of purchases.   In 2003, one significant supplier accounted for 68% of purchases.

14.

Subsequent Events (unaudited)

In April 2005, the Company entered into a Share Exchange Agreement with Royce Biomedical, Inc.(“Royce”)   Under the terms and conditions of the agreement, the Company’s sole shareholder agreed to transfer the sole issued and outstanding share of the Company to Royce in exchange for 1,000 shares of Royce Biomedical, Inc. common stock and 1 share of class A preferred stock.  Accordingly, on April 15, 2005, the Company became a wholly-owned subsidiary of Royce.

15